April 30, 2012

Please remember that during today’s program, representatives of Fulton may make forward-
looking statements with respect to Fulton’s financial condition, results of operations and business.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Fulton’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.
Fulton undertakes no obligation, other than required by law, to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.
In our quarterly earnings releases and other material news releases which our available on our website at www.fult.com, we include our safe harbor statement on forward-looking statements; we refer you to this section of those news releases and the statement is incorporated into this presentation.
For a more complete discussion of certain risks and uncertainties affecting Fulton, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis
of Financial Condition and Results of Operations” set forth in Fulton’s filings with the Securities and Exchange Commission.
FORWARD-LOOKING STATEMENT

TODAY’S MEETING
■ Tape recorders and cameras are not permitted in
 the meeting.

■ The display of placards and/or signs is prohibited.

■ Please be considerate of others -- silence or turn
 off your cell phone during the meeting.

■ Any questions and comments should be directed
 to the chairperson of the meeting during the
 Question and Answer period. Please remember to
 state your name prior to asking your question.

WELCOME AND OPENING REMARKS

TODAY’S AGENDA
■ Business Meeting
 ◆ Proposals:
 ● Election of directors
 ● Say on Pay
 ● Ratification of appointment of independent auditor

 ◆ Introductions
 ◆ Results of Voting
 ◆ Conclusion of Business Meeting

■ Management Presentation
■ Questions and Answers

CORPORATE WEBSITE: WWW.FULT.COM

April 30, 2012

JEFFREY G. ALBERTSON

JOE N. BALLARD

JOHN M. BOND, JR.

CRAIG A. DALLY

PATRICK J. FREER

RUFUS A. FULTON, JR.

GEORGE W. HODGES

WILLEM KOOYKER

DONALD W. LESHER, JR.

ALBERT MORRISON III

GARY A. STEWART

E. PHILIP WENGER

IN MEMORIAM: JOHN O. SHIRK

April 30, 2012

CHARLIE NUGENT

JIM SHREINER

CRAIG HILL

CRAIG RODA

April 30, 2012

GERRY NAU

JILL CARSON

ROCCO DELVECCHIO

DAVE HANSON

BRYAN HOLMES

CURT MYERS

JOHN SCALDARA

ANGELA SNYDER

MIKE WIMER

April 30, 2012

REFLECTIONS ON 2011

Significant progress and improvement
■ Earnings per share growth
■ Improvement in ROA
■ Better asset quality
■ Good core deposit growth
■ Margin expansion
■ Expense control
HIGHLIGHTS OF 2011

PEER BANKS
■ Associated Banc-Corp
■ BancorpSouth, Inc.
■ BOK Financial Corporation
■ City National Corporation
■ Commerce Bancshares, Inc.
■ Cullen/Frost Bankers, Inc.
■ First Horizon National
 Corporation
■ FirstMerit Corporation
■ First Niagara Financial
 Group, Inc.
■ International Bancshares
 Corporation
■ Peoples United Financial, Inc.
■ Susquehanna Bancshares, Inc.
■ Synovus Financial Corp.
■ TCF Financial Corporation
■ UMB Financial Corporation
■ Valley National Bancorp
■ Webster Financial Corp.

2011 EARNINGS GROWTH

EPS
EPS
TN

STOCK PRICE - 12-MONTH CHANGE

BB&T     Buy
Bank of America/Merrill Lynch  Underperform
Barclays Capital                                          Overweight
Boenning & Scattergood          Neutral
Credit Suisse                                                                                                Neutral
FBR Capital Markets   Outperform
Guggenheim Partners   Buy
Janney Montgomery Scott  Buy
Jefferies and Company   Hold
Keefe, Bruyette & Woods                                                                                                 Market Perform
Raymond James           Market Perform
Sterne Agee    Neutral
Stifel, Nicolaus & Co.   Buy
Sandler O’Neill    Hold
Standard & Poor’s   Hold
SunTrust Robinson Humphrey  Buy
ANALYST RECOMMENDATIONS

RETURN ON AVERAGE ASSETS

2011 CREDIT QUALITY IMPROVEMENT
■ Net charge-offs increased slightly
■ Non-performing assets decreased
■ Provision for credit losses decreased

AVERAGE CORE DEPOSIT GROWTH

AVERAGE LOAN GROWTH

NET INTEREST MARGIN

■ Employees completed 334 Lean initiatives
■ Result: $4.5 million in savings to
 our company
■ We will continue to benefit in 2012
 and beyond
2011 LEAN IMPROVEMENT RESULTS

EFFICIENCY RATIO

MERGER OF NEW JERSEY BANKS

■ 2011 Greenwich Excellence Awards in
 Middle Market Banking
■ Fulton Bank, N.A. won in 2 categories
 ▪ Overall Satisfaction in Banking
 ▪ Treasury Management
■ National and Regional winner
■ Criteria: $10 - $500 million in sales
■ 11,500 business interviews
GREENWICH ASSOCIATES
53

■ Care, Listen, Understand, Deliver
■ 600 Experience Champions
 and Ambassadors
■ Learning sessions helped
 employee connect with the
 “bigger picture”
2011 CUSTOMER EXPERIENCE

Why do we pay so much attention to Our Promise?
■ Satisfied customers will increase the business
 they bring to us
■ More households and more products

  Customer Experience
 + strong sales efforts
   RESULTS!
CUSTOMER EXPERIENCE

Retail households
Year-end 2010 households:  243,125
Year-end 2011 households:  243,292
Commercial households
Year-end 2010 households:  64,832
Year-end 2011 households:  67,382
Total household increase:   2,717
2011 SALES RESULTS

Please remember that during today’s program, representatives of Fulton may make forward-
looking statements with respect to Fulton’s financial condition, results of operations and business.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Fulton’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.
Fulton undertakes no obligation, other than required by law, to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.
In our quarterly earnings releases and other material news releases which our available on our website at www.fult.com, we include our safe harbor statement on forward-looking statements; we refer you to this section of those news releases and the statement is incorporated into this presentation.
For a more complete discussion of certain risks and uncertainties affecting Fulton, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis
of Financial Condition and Results of Operations” set forth in Fulton’s filings with the Securities and Exchange Commission.
FORWARD-LOOKING STATEMENT

	Fulton Financial 12/31/11	Basel III (1)
Total Risk-Based Capital Ratio	15.20%	10.50%
Tier 1 Risk-Based Capital Ratio(2)	12.70%	8.50%
Leverage Capital Ratio	10.30%	TBD
Common Equity Ratio (3)	11.30%	7.00%
Tangible Common Equity Ratio(4)	9.15%	NA
CAPITAL
(1) Fully phased-in requirements, with 2.50% conservation buffer; FFC has approximately
 $300 million of capital in excess of these Basel III requirements.
(2) 12/31/11 ratio incudes existing trust preferred securities.
(3) Tier 1 common equity to risk-weighted assets.
(4) GAAP tangible equity to total tangible assets.

POTENTIAL USES OF CAPITAL
 ■ Dividends to shareholders
 ■ Repurchase stock
 ■ Strategic acquisitions
 ■ Support organic growth

■ Increased 4 out of last 5 quarters
■ Dividend yield: approximately 2.7%
■ Evaluated quarterly by the FFC board
■ Will look to increase it further as our
 earnings and the economy improve
DIVIDENDS

■ Limited opportunity in 2011
■ Do not foresee much change in 2012
■ Bank consolidation may increase -
 based on economy and new capital
 requirements
ACQUISITIONS CLIMATE

The Dodd-Frank Act
■ The most comprehensive reform of the
 financial system in decades (1,000 pages)
■ Enacted following the recent national
 financial crisis
■ Increased compliance requirements
 in many areas: retail, commercial, mortgage
■ Makes managing expenses more challenge for
 our industry
THE REGULATORY ENVIRONMENT

■ Upgrades our core data processing system
■ Enables us to more directly address
 customers’ financial needs
■ Reduces back-office tasks
 and paperwork
■ Provides a more effective
 sales tool
THE STAR PROJECT

■ Continue to reduce our credit costs
■ Loan growth
■ Provide a superior customer experience
■ Leverage opportunities to increase our
 market share
IMPROVE OUR RETURN ON ASSETS

New construction
■ Waugh Chapel (MD)
■ Seven Oaks (MD)
■ Exton (PA)
■ Warrington (PA)
■ Madison (NJ)
■ Manahawkin (NJ)
Relocations/upgrades
■ Oxford (PA)
■ McGovern Avenue (PA)
■ Branmar (DE)
■ Newport News (VA)
■ Williamsport (PA)

2012 BRANCH PLANS

NEW BRANCH PROTOTYPE

We will increase shareholder value and enrich
the communities we serve by creating financial
success together with our customers and career
success together with our employees.
OUR ULTIMATE GOAL

A SMOOTH TRANSITION

QUESTIONS AND ANSWERS
Please remember to:
■ Use the microphones in front of room
■ Ask only one question to give other
 shareholders a chance
■ State your name before you ask your
 question

April 30, 2012